UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K/A
 (Amendment No. 1)
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2014
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Autobytel Inc.
 (Exact name of registrant as specified in its charter)
_________________________

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 225-4500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Autobytel Inc., a Delaware corporation ("Autobytel" or "Company"), is filing this Amendment No. 1 ("Amendment No. 1") to supplement the Current Report on Form 8-K that was filed by Autobytel on January 17, 2014 ("Original Form 8-K").  The Original Form 8-K reported that on January 13, 2014, Autobytel completed its acquisition of all of the issued and outstanding membership interests of privately-held AutoUSA, LLC, a Delaware limited liability company ("AutoUSA"), from AutoNation, Inc., a Delaware corporation ("Seller Parent"), and AutoNationDirect.com, Inc., a Delaware corporation and subsidiary of Seller Parent ("Seller").  In the Original Form 8-K, we indicated that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed by amendment to the Original Form 8-K no later than 71 calendar days after the date the Original Form 8-K was required to be filed.  This Amendment No. 1 to the Original Form 8-K supplements Item 9.01 of the Original Form 8-K to include the required financial statements of AutoUSA (a carve-out of certain operations of AutoNationDirect.com, Inc.) and the unaudited pro forma condensed combined financial information required pursuant to Rule 3-05 and Article 11 of Regulation S-X in connection with the acquisition of AutoUSA (a carve-out of certain operations of AutoNationDirect.com, Inc.).

Item 9.01                          Financial Statements and Exhibits.

(a)            Financial Statements of Businesses Acquired.

The audited carve-out financial statements of AutoUSA (a carve-out of certain operations of AutoNationDirect.com, Inc.) required by Item 9.01(a) of Form 8-K are filed herewith as Exhibit 99.1 and incorporated by reference in this Item 9.01(a).

(b)            Pro Forma Financial Information.

The pro forma financial information of the Company required by Item 9.01(b) of Form 8-K is filed herewith as Exhibit 99.2 and incorporated by reference in this Item 9.01(b).

(c)      Shell Company Transactions.

Not applicable.

(d)            Exhibits.

The following exhibits are filed with this Amendment No. 1 to Current Report on Form 8-K.
Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited Financial Statements of AutoUSA (a carve-out of certain operations of AutoNationDirect.com, Inc.), as of and for the years ended December 31, 2013 and 2012

99.2
Unaudited Pro Forma Condensed Combined Balance Sheet and Statements of Income of Autobytel Inc. and AutoUSA (a carve-out of certain operations of AutoNationDirect.com, Inc.), as of and for the year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOBYTEL, INC.
Date: March 26, 2014

	By:	/s/ Glenn E. Fuller
Glenn E. Fuller
Executive Vice President, Chief Legal and
Administrative Officer and Secretary

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